EXHIBIT 99.2


NORTH FORK BANCORPORATION, INC. (NYSE:NFB)                          [NFB LOGO]





                                 Acquisition of

                               JSB Financial, Inc.

                              - Parent Company of -

                            JAMAICA SAVINGS BANK, FSB

                                 August 16, 1999




                            Conference Call Logistics

North Fork Bancorp will host a conference call at 2:00 P.M. E.D.T. Tomorrow, Tuesday, AUGUST 17. The number to call in the United States is 800-553-0351 and Internationally (612) 332-0932. Persons who find this time inconvenient can call after 6:00 p.m. E.D.T. at USA 800-475-6701, or Internationally (320) 365-3844
Access Code#465955 for a taped rebroadcast that will be continuously played for 30 hours. A copy of this presentation can be accessed on the internet at www.northforkbank.com.

NORTH FORK BANCORP                                                    [NFB LOGO]

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of North Fork following the consummation of the merger that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the possibility that the anticipated cost savings, revenue enhancements and timing might not be realized. Additionally, a deterioration in economic conditions adversely effecting the interest rate environment could develop that may effect these forward looking statements. North Fork's current report on Form 8-K filed on August 16, 1999 discloses more fully these factors.

DESCRIPTION OF JSB FINANCIAL                                          [NFB LOGO]

Principal subsidiary is Jamaica Savings Bank, FSB with 13 locations in Queens, Nassau, Suffolk and Manhattan.

JSB SUMMARY FINANCIAL HIGHLIGHTS AS OF JUNE 30, 1999

Total Assets                        $1.6 billion
Loans, net                          $1.2 billion
Securities                          $0.3 billion
Deposits                            $1.1 billion
Shareholders' Equity                $375 million
Equity to Assets                    22.8%

THE MERGER TRANSACTION                                                [NFB LOGO]

Fixed Exchange Ratio                        3.0 shares of NFB for each share of
                                            JSB
Acquisition Price Per Share                 $61.31 (based on 8/13/99 closing)
Aggregate Price                             $569 million
Price to JSB Book Value                     152%
Price to JSB 2000 EPS Multiple              18.0 x
Premium to Market                           4.4%
Pro forma Ownership                         NFB: 84% , JSB: 16%
Anticipated Closing                         First Quarter 2000
Anticipated Accounting Treatment            Pooling-of-Interests and tax free
                                            exchange
Approvals                                   Regulatory and Shareholders'
Stock Option                                19.9% of JSB
Walk away                                   Double trigger walk away-- 20%
                                            absolute price decline for NFB AND a
                                            10% relative price decline from a
                                            selected index
Due Diligence                               Completed, including Y2K

   REISSUANCE OF 7.3 MILLION NFB TREASURY SHARES COINCIDENT WITH THE CLOSING.

RATIONALE FOR TRANSACTION                                             [NFB LOGO]

o        Immediately increases tangible book value 30%.

o        Immediately accretive to earnings per share.

o        Provides $1.1 billion of additional core deposits.

o Adds 130,000 retail customers with new markets for commercial banking products.

o In-market transaction, substantial cost savings and exceptional revenue potential.

o        Significantly increases our New York City market penetration.

o        Very low execution risk.


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SIGNIFICANT INCREASE IN NORTH FORK'S BOOK VALUE                       [NFB LOGO]

[Following is a statistical data table in lieu of a graphic image in the printed document]


                  TBV               SBV           At June 30, 1999

NFB               $5.20             $5.79         o     Tangible Book Value
ProForma          $6.70             $7.18               increases 30% to $6.70.

                                                  o     Stated Book Value
                                                        increases 25% to $7.18.


BASED ON ANALYST ESTIMATES OF NFB PROSPECTIVE EPS AND DIVIDEND PAYOUT, IT WOULD TAKE 17 MONTHS TO REACH THESE BOOK VALUE LEVELS WITHOUT THIS TRANSACTION.



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CAPITAL POSITIONING WITH FLEXIBILITY                                  [NFB LOGO]

[Following is a statistical data table in lieu of a graphic image in the printed document]


                  "Well Capitalized"                 NFB               Pro Forma

Leverage                   5.00%                     8.50%             10.35%


o        North Fork's Leverage Ratio
         rises to 10.35% from 8.50% at
         June 30, 1999.

o        Creates substantial capital
         capacity for future strategic
         and operating initiatives.

ACCRETIVE TO NFB EARNINGS                                             [NFB LOGO]




                                            2000 After               2000
(in 000's except per share amounts)        Tax Earnings              EPS
                                       ---------------------- ------------------

North Fork Bancorp *                        $237,160                $1.75
JSB Financial *                               32,198
Share Issuance (1)                             7,118

ESTIMATED BENEFITS OF THE MERGER:
Cost Savings                                  13,154
Revenue Enhancements                           4,680
Tax efficiencies (2)                           4,707
Portfolio Optimization (3)                     5,655

Pro Forma Combined                          $304,672                $1.78


THIS EARNINGS MODEL ASSUMES NO LEVERAGE ON ADDITIONAL CAPITAL.

* Mean IBES estimates
(1) Earnings on cash proceeds without leverage.
(2) Benefit derived from NFB's lower effective tax rate.
(3) Yield improvement on JSB liquid assets acquired.




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PRO FORMA BALANCE SHEET                                               [NFB LOGO]



June 30, 1999, in millions, except                   North Fork              JSB             Pro Forma           %
per share amounts                                      Bancorp            Financial          Combined        Increase
                                                --------------------- ------------------ ----------------- -------------
Assets                                                 $11,522             $1,620           $13,189          +14%
Investments                                             $4,856               $319            $5,222         +  8%
Loans, net of unearned                                  $6,064             $1,190            $7,254          +20%
Total Deposits                                          $6,489             $1,110            $7,599          +17%
Total Borrowings                                        $3,850                $50            $3,900           +1%
Capital Securities                                        $199                 --              $199            --
Stockholders' Equity                                      $804               $375            $1,226          +53%
Intangibles                                                $82                 --               $82            --
Stated Book Value                                        $5.79             $40.43             $7.18          +25%
Tangible Book Value                                      $5.20             $40.43             $6.70          +30%

MERGER AND RESTRUCTURE CHARGE                                         [NFB LOGO]



($ IN MILLIONS)                                    Pre Tax           After Tax
                                                   -------           ---------

Merger Expenses                                      $4.1             $3.5

RESTRUCTURE CHARGES:
Contracts and Severance                             $32.6            $22.1
Facility and Equipment                                5.6              3.3
Other                                                 0.9              0.5
                                                    -----            -----
         Total Restructure Charge                   $39.1            $25.9

Tax Bad Dept Recapture                              $11.6             $7.5

Total Merger and Restructure Charge                 $54.8            $36.9

COMPARABLE M&A TRANSACTION PRICING                                    [NFB LOGO]

($ IN MILLIONS)


                                                                                                       PRICE AS A MULTIPLE OF:
                                                                                               -------------------------------------
ANNOUNCE.     ACQUIROR                 TARGET                      ANNOUNCED       PREMIUM        BOOK     TANG. BOOK       FORWARD
DATE                                                                 VALUE        TO MARKET      VALUE       VALUE            EPS
------------------------------------------------------------------------------------------------------------------------------------
08/16/99      NORTH FORK               JSB FINANCIAL                $569.4           4.4%        1.52X       1.52X           18.0X
              BANCORP

1999 YTD

07/28/99      BB&T Corporation         Premier Bancshares           $597.7          (3.3%)       3.27x       3.35x           21.5x

06/29/99      Hudson United Bncp       JeffBanks Inc.                386.9          18.5         2.74        2.85            19.9

06/07/99      Sky Financial Group      Mahoning Natl Bncp            306.6          54.5         3.16        3.16            18.6

06/02/99      Peoples Heritage         Banknorth Group Inc.          776.9          22.8         2.35        3.06            14.2

05/07/99      Zions Bancorp            Pioneer Bancorp.              346.5            NM         5.13        5.13            22.7

05/19/99      U.S. Bancorp             Western Bancorp.              958.0          13.8         2.61        4.37            22.1

04/19/99      Citizens Bkng Corp.      F&M Bncp Inc.                 822.5          27.8         3.27        3.42            21.1

02/22/99      Union Planters Corp.     Republic Bnkg Corp.           412.0          10.8         2.42        2.60            19.3

02/18/99      U.S. Bancorp             Bank of Commerce              306.3          15.9         4.55        4.55            19.6

02/18/99      Summit Bancorp           Prime Bancorp Inc.            302.5           0.5         3.25        3.35            21.4

                                                                  1999 MEDIAN:      15.9%        3.20X       3.35X           20.5X

IN SHORT THIS TRANSACTION. . .                                        [NFB LOGO]


 ... adds to book value.

 ... adds to GAAP earnings.

 ... adds over $1 billion in core deposits.

 ... adds 130,000 more customers.

 ... does not add to credit risk.

 .... is very simple to execute.